                                                        CONTRACT NO. 33043000B


                    Firm Transportation Service Agreement
                             Rate Schedule TF-1

                                  between

                       COLORADO INTERSTATE GAS COMPANY

                                    and

                      AMOCO ENERGY TRADING CORPORATION

                          Dated: November 1, 1997

                    FIRM TRANSPORTATION SERVICE AGREEMENT
                             RATE SCHEDULE TF-1
-------------------------------------------------------------------------------

     The Parties identified below, in consideration of their mutual promises, agree as follows:

1.   TRANSPORTER: Colorado Interstate Gas Company

2.   SHIPPER: Amoco Energy Trading Corporation

3. APPLICABLE TARIFF: Transporter's FERC Gas Tariff. First Revised Volume No. 1, as the same may be amended or superseded from time to time ("the Tariff").

4. CHANGES IN RATES AND TERMS: Transporter shall have the right to propose to the FERC changes in its rates and terms of service, and this Agreement shall be deemed to include any changes which are made effective pursuant to FERC Order or regulation or provisions of law, without prejudice to Shipper's right to protest the same.

5. TRANSPORTATION SERVICE: Transportation Service at and between Primary Point(s) of Receipt and Primary Point(s) of Delivery shall be on a firm basis. Receipt and Delivery of quantities at Secondary Point(s) of Receipt and/or Secondary Point(s) of Delivery shall be in accordance with the Tariff.

6. POINTS OF RECEIPT AND DELIVERY: Shipper agrees to Tender gas for Transportation Service, and Transporter agrees to accept Receipt Quantities at the Primary Point(s) of Receipt identified in Exhibit "A." Transporter agrees to provide Transportation Service and Deliver gas to Shipper (or for Shipper's account) at the Primary Point(s) of Delivery identified in Exhibit "A."

7.   RATES AND SURCHARGES: As set forth in Exhibit "B."

8.   NEGOTIATED RATE AGREEMENT: N/A

9.   PEAK MONTH MDQ: 6,010 Dth per Day.

10.  TERM OF AGREEMENT: Beginning: November 1, 1997
                        Extending through: November 30, 2004

11.  NOTICES, STATEMENTS, AND BILLS:

        To Shipper:
           Invoices for Transportation:
              Amoco Energy Trading Corporation
              P.O. Box 3092
              Houston, Texas 77253-3092
              Attention: George Simo

           All Notices:
              Amoco Energy Trading Corporation
              P.O. Box 3092
              Houston, Texas 77253-3092
              Attention: Jeff Hornback

        To Transporter:
           See Payments, Notices, Nominations, and Points of Contact sheets in the Tariff.

12. SUPERSEDES AND CANCELS PRIOR AGREEMENT: When this Agreement becomes effective, it shall supersede and cancel the following agreement between the Parties: The Firm Transportation Service Agreement between Transporter and Shipper dated December 1, 1994, referred to as Transporter's Agreement No. 33043000A.

13.  ADJUSTMENT TO RATE SCHEDULE TF-1 AND/OR GENERAL TERMS AND CONDITIONS:
     N/A

14. INCORPORATION BY REFERENCE: This Agreement in all respects shall be subject to the provisions of Rate Schedule TF-1 and to the applicable provisions of the General Terms and Conditions of the Tariff as filed with, and made effective by, the FERC as same may change from time to time (and as they may be amended pursuant to Section 13 of the Agreement).

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

Transporter:                            Shipper:

COLORADO INTERSTATE GAS COMPANY         AMOCO ENERGY TRADING CORPORATION

By  /s/ Thomas L. Price                 By  /s/ Joseph A. Welge
  ---------------------------------       ---------------------------------
        Thomas L. Price
        Vice President

   Approved                                       JOSEPH A. WELGE
For Execution                             ---------------------------------
By [ILLEGIBLE]                                 (Print or type name)
  ------------                                    VICE PRESIDENT
  Legal Dept.                             ---------------------------------
                                               (Print or type title)

                                 EXHIBIT "A"

                    Firm Transportation Service Agreement
                                  between
                       COLORADO INTERSTATE GAS COMPANY
                                    and
                      AMOCO ENERGY TRADING CORPORATION

                          Dated: November 1, 1997


1.   Shipper's Maximum Delivery Quantity ("MDQ") shall be 6,010 Dth per Day.

                                  PRIMARY POINT(S) OF     MAXIMUM RECEIPT
PRIMARY POINT(S) OF RECEIPT        RECEIPT QUANTITY          PRESSURE
         (NOTE 1)               (DTH PER DAY) (NOTE 2)       P.S.I.G.
-------------------------------------------------------------------------------
        Picketwire                      6,010                 1,308


                                  PRIMARY POINT(S) OF     MAXIMUM DELIVERY
PRIMARY POINT(S) OF RECEIPT        DELIVERY QUANTITY          PRESSURE
         (NOTE 1)               (DTH PER DAY) (NOTE 3)       P.S.I.G.
-------------------------------------------------------------------------------
          Dumas                         2,850                  650

          Forgan                        3,160                  680

NOTES: (1) Information regarding Point(s) of Receipt and Point(s) of
           Delivery, including legal descriptions, measuring parties, and interconnecting parties, shall be posted on Transporter's electronic bulletin board. Transporter shall update such information from time to time to include additions, deletions, or any other revisions deemed appropriate by Transporter.

       (2) Each Point of Receipt Quantity may be increased by an amount equal to Transporter's Fuel Reimbursement percentage. Shipper shall be responsible for providing such Fuel Reimbursement at each Point of Receipt on a pro rata basis based on the quantities received on any Day at a Point of Receipt divided by the total quantity Delivered at all Point(s) of Delivery under this Transportation Service Agreement.

       (3) The sum of the Delivery Quantities at Point(s) of Delivery shall be equal to or less than Shipper's MDQ.

                                 EXHIBIT "B"

                    Firm Transportation Service Agreement
                                  between
                       COLORADO INTERSTATE GAS COMPANY
                                    and
                      AMOCO ENERGY TRADING CORPORATION

                          Dated: November 1, 1997

  PRIMARY       PRIMARY        R(1)
POINT(S) OF   POINT(S) OF   RESERVATION   COMMODITY   TERM OF        FUEL
  RECEIPT      DELIVERY        RATE         RATE       RATE      REIMBURSEMENT   SURCHARGES
-------------------------------------------------------------------------------------------
Picketwire      Dumas         $8.0097       $.0245    11/01/97     (Note 2)       (Note 3)
                                           (Note 5)   through
                                                      11/30/04

Picketwire      Forgan         $8.75        $.0245    11/01/97     (Note 2)       (Note 3)
                                           (Note 5)   through
                                                      11/30/04


 SECONDARY     SECONDARY        R(1)
POINT(S) OF   POINT(S) OF   RESERVATION   COMMODITY   TERM OF        FUEL
  RECEIPT      DELIVERY        RATE         RATE       RATE      REIMBURSEMENT   SURCHARGES
-------------------------------------------------------------------------------------------
   All           All         (Note 1)      (Note 1)   11/01/97     (Note 2)       (Note 3)
                                                      through
                                                      11/30/04

NOTES: (1) Unless otherwise agreed by the Parties in writing, the rates for service hereunder shall be Transporter's maximum rates for service under Rate Schedule TF-1 or other superseding Rate Schedules, as such rates may be changed from time to time.

       (2) Fuel Reimbursement shall be as stated on Transporter's Schedule of Surcharges and Fees in the Tariff, as they may be changed from time to time, unless otherwise agreed between the Parties.

                                 EXHIBIT "B"

NOTES: (3) Surcharges, If Applicable:
              All applicable surcharges, unless otherwise specified, shall be the maximum surcharge rate as stated in the Schedule of Surcharges and Fees in The Tariff, as such surcharges may be changed from time to time.

           GQC:
              The Gas Quality Control Surcharge shall be assessed pursuant to
              Article 20 of the General Terms and Conditions as set forth in The Tariff.

           GRI:
              The GRI Surcharge shall be assessed pursuant to Article 18 of the General Terms and Conditions as set forth in The Tariff.

           HFS:
              The Hourly Flexibility Surcharge shall be assessed pursuant to
              Article 20 of the General Terms and Conditions as set forth in The Tariff.

           ORDER NO. 636 TRANSITION COST MECHANISM:
              Surcharge(s) shall be assessed pursuant to Article 21 of the General Terms and Conditions as set forth in The Tariff.

           ACA:
              The ACA Surcharge shall be assessed pursuant to Article 19 of the General Terms and Conditions as set forth in The Tariff.

       (4) If Shipper releases any of its capacity (i.e., becomes a Releasing Shipper under Transporter's Capacity Release Program) and the Replacement Shipper is paying more than the Releasing Shipper. Transporter shall be entitled to the difference, if any, between the reservation charge(s), including all applicable surcharges, being paid by the Replacement Shipper, and the reservation charges, including all applicable surcharges, being paid by the Releasing Shipper.

       (5) The Authorized Overrun Rate charged by Transporter shall be determined pursuant to the Stipulation and Agreement in Docket No. RP96-190, when applicable, while such Settlement is in effect.

[LETTERHEAD]

                                                           October 21, 1997

Amoco Energy Trading Corporation
550 West Lake Park Blvd.
Houston, TX 77079-2696

     Re: Amendment to the Letter Agreement dated March 21, 1994, between CIG and Amoco Energy Trading Corporation ("Picketwire Letter Agreement")

Ladies and Gentlemen:

     The following sets forth the agreement between Colorado Interstate Gas Company (CIG) and Amoco Energy Trading Corporation ("AETC"). In consideration of the mutual promises of the parties, CIG and AETC agree as follows:

1. The provisions of the "Term--" section on pages 2 and 3 of the Picketwire Letter Agreement are deleted and replaced with the following:

     The term of the FTSA shall commence on December 1, 1994 and shall continue through November 30, 2004.

2. The term "$.0316 per Dth" in the first paragraph under "Rate--" on page 3 of the Picketwire Letter Agreement is deleted and replaced with the term "$.0245 per Dth."

3. The second paragraph under "Rate--" on page 3 of the Picketwire Letter Agreement (which begins "AETC shall immediately submit to CIG...") is deleted.

4. The paragraph under "Primary Point of Delivery--" on page 5 of the Picketwire Letter Agreement is deleted and replaced with the following:

     The initial MDQ (up to 3,160 Dth/d) shall have a Primary Point of Delivery of Forgan. Any additional MDQ shall have a Primary Point of Delivery of Dumas. Provided that if capacity to Forgan hereafter becomes available, CIG shall post such capacity on its electronic bulletin board. If, pursuant to the terms of CIG's FERC Gas Tariff, AETC acquires capacity to Forgan for such additional MDQ, then the Primary Point of Delivery for such additional MDQ shall be changed to Forgan.

5. AETC and CIG shall execute an amendment to the Firm Transportation Service Agreement described in Paragraph 2 of the Picketwire Letter Agreement ("FTSA"), to be effective November 1, 1997, which provides as follows:

[LETTERHEAD]

(a) The MDQ under the FTSA shall increase by 2,850 Dth/d (i.e., to a total of 6,010 Dth/d).

(b) The incremental MDQ of 2,850 Dth/d shall have a Primary Point of Delivery of Dumas.

(c) The rate for service to Dumas shall be $0.2877/Dth (computed on a 100% load factor basis) plus fuel, L&U, GRI (if applicable) and ACA.

6. Except as amended hereby and by the amendment to the FTSA described herein, the terms and provisions of the Picketwire Letter Agreement and the FTSA shall remain in full force and effect.

     If the foregoing is acceptable to AETC, please execute both originals of this letter agreement and return one to my attention at CIG.

                                   Sincerely,
                                   COLORADO INTERSTATE GAS COMPANY

                                   By: /s/ Craig R. Coombs
                                      ----------------------
                                           Craig R. Coombs       Approved
                                           Assistance Vice     By [ILLEGIBLE]
                                           President              ------------
                                                                   Legal Dept.

AGREED TO AND ACCEPTED this ____ day of October, 1997

                                   AMOCO ENERGY TRADING CORPORATION,


                                   By:   /s/ Joseph A. Welge      [ILLEGIBLE]
                                         --------------------
                                            Joseph A. Welge
                                   Title:   Vice President
                                         --------------------

[LETTERHEAD]


July 18, 1995


Ms. Judith Warhover
Colorado Interstate Gas Company
P. O. Box 1087
Colorado Springs, CO 80944

Re:  Amendment Dated December 1, 1994,
     Letter Agreement Dated June 22, 1995
     to Firm Transportation Service Agreement (TF-1)
     CIG CONTRACT #33043, AETC #178074

Dear Judy:

Enclosed you will find a fully executed original of both the Letter Agreement dated June 22, 1995, and the Amendment dated December 1, 1994, as they pertain to the Firm Transportation Service Agreement noted above.

Please do not hesitate to contact me at (713) 366-4956 should there be questions on this matter of if I can be of further assistance.

Sincerely,

/s/ Dennis Lassen
Dennis Lassen
Transportation Services

/szf

Enclosure

[LETTERHEAD]

                                           June 22, 1995

Amoco Energy Trading Corporation
501 Westlake Park Blvd.
P. O. Box 3092
Houston, Texas 77253-3092
Attn: Dennis Lassen

Re:  Picketwire Lateral
     Letter Agreement dated March 21, 1994
     Clarification of Agreement

Dear Dennis:

This is to reaffirm the agreement of Colorado Interstate Gas Company ("CIG") and Amoco Energy Trading Corporation ("AETC") regarding the referenced Letter Agreement. The Letter Agreement contains various provisions which govern transportation services to be provided by CIG and AETC, and the Firm Transportation Service Agreement ("FTSA") is expressly subject to the terms of the Letter Agreement.

Paragraph five of page six of the Letter Agreement states that the terms of the FTSA are subject to the terms and conditions of the Letter Agreement and that the FTSA shall be amended from time to time in order to conform to the terms and conditions of the Letter Agreement. By execution of this amendment, it is further understood that in the event of conflict between the terms and provisions of the FTSA as altered by Amendment dated December 1, 1994, or other Amendments entered into from time to time and the Letter Agreement, that the terms and provisions of the Letter Agreement shall prevail.

If the foregoing is in accordance with AETC's understanding, please so indicate by executing in the space provided below.

                                   Sincerely,
                                   COLORADO INTERSTATE GAS COMPANY

                                   By: /s/ Donald J. Zinko
                                      ----------------------
                                           Donald J. Zinko       Approved
                                           Senior Vice           For Execution
                                           President             By [ILLEGIBLE]
                                                                  ------------
                                                                   Legal Dept.

Accepted and agreed to:

AMOCO ENERGY TRADING CORPORATION

By:    /s/ [ILLEGIBLE]
    ---------------------------
           Vice President

[LETTERHEAD]


February 27, 1995                                    File Amoco Contract 178074
                                                                         143622

Mr. Rich Asheim
Amoco Energy Trading Corporation
550 WestLake Park Blvd. 77079-2696
P. O. Box 3092
Houston, TX 77253-3092


Dear Mr. Asheim:

The Transmission & Storage division of Colorado Interstate Gas Company (CIG) is concerned with the number of late payments for invoiced business since restructuring under Order 636.

Accordingly, effective with bills due on or after March 20, 1995, CIG will implement a late charge in accordance with Paragraph 11.3, Original Sheet No. 331, of its Tariff. This charge will apply to any amounts unpaid (for services and cashouts) as of March 20, 1995. The late charge will be the FERC interest rate, however, without quarterly compounding. Of course, in the event that there is a billing error in your favor, CIG will refund the principal plus interest calculated in the same manner.

Should you have a dispute or questions regarding our invoices, we could ask that you address these to your Account Representative within 30 days and provide adequate supporting documentation.

We regret that this action has become necessary but feel that the situation should quickly correct itself once these Tariff provisions are implemented.

Sincerely,

/s/ Donald J. Zinko
Donald J. Zinko
Senior Vice President
Transmission & Storage

[LETTERHEAD]


August 2, 1994


Amoco Energy Trading Corporation
501 WestLake Park Blvd.
Post Office Box 3092
Houston, TX 77253-3092


Attention: Mr. Gary W. Featherston

Enclosed find two executed originals of an amendment of the March 21, 1994 Picketwire Lateral Letter Agreement which amends the location of the interconnect between CIG's Picketwire Lateral and AETC's proposed gathering system (Picketwire Point of Receipt). These are being sent to you for your execution. Please return one original to us for our records.

Sincerely,

/s/ Craig R. Coombs
Craig R. Coombs
Manager, Project Development

CRC/jvm

Enclosure

Memo to Contract No. 178,074:


Per telecon with Craig Coombs (CIG) on December 2, 1994, it is not necessary to submit the $10,000 filing fee (deposit) pursuant to paragraph 2 of Rate provision on page 3 of the Letter Agreement dated March 21, 1994 between AETC and CIG. Amoco submitted a $10,000 fee for the initial 2,850 MDQ, and has the first right of refusal on an additional 2,850 of firm capacity on the Picketwire Lateral. The Picketwire Lateral is a 10" extension of CIG's mainline and has an approximate capacity of 50,000 Mcfd.


Gary Featherston

[LETTERHEAD]


December 13, 1994


Mr. Gary Featherston
Amoco Energy Trading Corporation
501 West Lake Blvd.
P. O. Box 3092
Houston, TX 77253-3092

Re: Picketwire Lateral

Dear Gary:

This letter summarizes our verbal discussion between AETC and CIG on several matters relating to the Picketwire Lateral.

First, it is understood that AETC will install the necessary inert blending to meet CIG's upper Wobbe number limit of 1272. AETC may use air for such blending between now and January 1, 1996 provided the total amount of gas flowing on the Picketwire Lateral is not greater than 11,000 Dth/d. In the event volumes on the Picketwire Lateral are in excess of 11,000 Dth/d during this period then CIG will have the right to curtail such excess volumes. However, CIG will not curtail volumes less than AETC's current MDQ of 2850 Dth. CIG shall accept gas above 950 Btu/Scf and below this upper Wobbe number limit. CIG will accept AETC's gas above the 1272 upper Wobbe number limit until January 15, 1995. This should allow adequate time for AETC to install their blending. AETC will install a Precision Measurement Model CB 2000 Therm Titrator as part of these facilities to be used for continuous control and subsequent shutdown in the event AETC does not meet the aforementioned requirements. CIG will reimburse AETC for the cost of this Therm Titrator since it was not stated as being required by CIG in the original March 21, 1994 Letter Agreement between AETC and CIG.

Second, CIG will be sending a check to AETC in the amount of $173,590 to reimburse AETC for payments AETC made to CIG for CIG to proceed on preliminary work done on the Picketwire Lateral during late 1988 and early 1989. The agreement between Amoco Production Company and CIG stipulates that CIG will repay AETC these amounts in the event CIG constructs the Picketwire Lateral.

Third, CIG will pursue presently a proposal to AETC and other third party producers on the Picketwire Lateral for central blending by CIG.

Amoco Energy Trading Corporation
December 13, 1994
Page 2


Please let me know if there are any outstanding issues remaining between AETC and CIG which have not been addressed here. Your cooperation has always been appreciated in these matters.

Sincerely,

/s/ Craig R. Coombs
Craig R. Coombs
Director, Project Development


CRC/jvm

                                    [PHOTO]

                                   Cd178,074


                                    [PHOTO]

                                 Hand carried to
                            M. Haggard (GMA) 1-17-95,
                           for their further handling
                                      -GWF
                                     1-17-95

                                     178,074

                                                         Contract No. 33043000A


                                                                        178,074



                                   AMENDMENT

                            DATED: December 1, 1994
                                   ----------------

                                       to

                     FIRM TRANSPORTATION SERVICE AGREEMENT

                              RATE SCHEDULE TF-1

                                     between

                         COLORADO INTERSTATE GAS COMPANY

                                       and

                         AMOCO ENERGY TRADING CORPORATION

                DATED:  In-Service Date of the Picketwire Lateral
                        -----------------------------------------

                                   AMENDMENT TO
                          TRANSPORTATION SERVICE AGREEMENT


     THIS AMENDMENT, made and entered into this 1st Day of December, 1994, by and between COLORADO INTERSTATE GAS COMPANY, hereinafter referred to as "Transporter," and AMOCO ENERGY TRADING CORPORATION, hereinafter referred to as "Shipper."

     WHEREAS, Transporter and Shipper entered into a Transportation Service Agreement (Agreement) dated In-Service Date of the Picketwire Lateral, which provides for the transportation by Transporter for Shipper pursuant to 18 CFR
284.221 authority unless Shipper elects service to be performed to Transporters 18 CFR 284.101 (Section 311) authority; and

     WHEREAS, Transporter and Shipper desire to amend the Agreement to revise Point of Receipt and Delivery Quantity, and R1 Reservation/Commodity Rates; and

     WHEREAS, Transporter and Shipper desire to amend the Agreement as provided herein in order to increase the Maximum Delivery Quantity to 3,160 Dth per Day;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, Transporter and Shipper agree to amend the Agreement as follows:

     1. Effective December 1, 1994, the number "2,850" in Section 1.1 MAXIMUM DELIVERY QUANTITY ("MDQ") of Article I of the Agreement shall be deleted and the number "3,160" shall be substituted therefor.

     2. Effective December 1, 1994, Exhibit "A" and Exhibit "B", Page 1 of 2 to the Agreement shall be deleted in its entirety and the attached Exhibit "A" and Exhibit "B", Page 1 of 2 dated December 1, 1994, shall be substituted therefor.

     This Amendment shall be effective as of the dates set forth in Paragraphs 1 and 2 above, and except as herein amended the Agreement shall in all respects remain in full force and effect.

     IN WITNESS WHEREOF, the Parties have executed this Amendment.

                              COLORADO INTERSTATE GAS COMPANY
                                        (Transporter)

                              By  /s/ Donald J. Zinko              Approved
                                   -------------------------    For Execution
                                      Donald J. Zinko           By [ILLEGIBLE]
                                      Senior Vice President       ------------
                                                                  Legal Dept.


                              AMOCO ENERGY TRADING CORPORATION
                                        (Shipper)
Attest:
                              By  /s/ [ILLEGIBLE]
                                  --------------------------
By ______________________         /s/ [ILLEGIBLE]
   Title:                         --------------------------
                                     (Print or type name)

                                     Vice President
                                  --------------------------
                                     (Print or type title)

                                  EXHIBIT "A"

                                      to

                     FIRM TRANSPORTATION SERVICE AGREEMENT

                                    between

                  COLORADO INTERSTATE GAS COMPANY (Transporter)

                                      and

                    AMOCO ENERGY TRADING CORPORATION (Shipper)

                        AMENDMENT DATED:  December 1, 1994
                                          ----------------

           AGREEMENT DATED:  In-service date of the Picketwire Lateral
                             -----------------------------------------

1.   Shipper's Maximum Delivery Quantity ("MDQ"):  3,150 Dth per Day.
                                                   -----

                                                    Point of           Maximum
                                                Receipt Quantity       Receipt
     Primary Point(s) of Receipt                 (Dth per Day)         Pressure
               (Note 1)                             (Note 2)           p.s.i.g.
-------------------------------------------------------------------------------
              Picketwire                              3,160             1,000

                                                    Point of            Maximum
                                                Delivery Quantity       Delivery
     Primary Point(s) of Delivery                 (Dth per Day)         Pressure
               (Note 1)                             (Note 2)            p.s.i.g.
--------------------------------------------------------------------------------
                Forgan                                3,160               680


NOTES:    (1)  Information regarding Points of Receipt and Points of
               Delivery, including legal descriptions, measuring parties, and interconnecting parties, shall be posted on Transporter's electronic bulletin board. Transporter shall update such information from time to time to include additions, deletions, or any other revisions deemed appropriate by Transporter.

          (2) Point of Receipt Quantities may be increased by an amount equal to Transporter's effective fuel reimbursement.

                                  EXHIBIT "B"

                                      to

                     FIRM TRANSPORTATION SERVICE AGREEMENT

                                    between

                  COLORADO INTERSTATE GAS COMPANY (Transporter)

                                      and

                    AMOCO ENERGY TRADING CORPORATION (Shipper)

                        AMENDMENT DATED:  December 1, 1994
                                          ----------------

           AGREEMENT DATED:  In-service date of the Picketwire Lateral
                             -----------------------------------------


  Primary       Primary           R1
 Point of       Point of      Reservation      Commodity      Term of         Fuel             Hourly
  Receipt       Delivery         Rate             Rate          Rate      Reimbursement      Flexibility      Surcharges
------------------------------------------------------------------------------------------------------------------------
Picketwire      Forgan         (Notes 1         (Note 1)      Through       (Note 2)           (Note 1)         (Note 3)
                                 and 5)                       9/30/04




 Secondary      Secondary         R1
 Point of       Point of      Reservation      Commodity      Term of         Fuel             Hourly
  Receipt       Delivery         Rate             Rate          Rate      Reimbursement      Flexibility      Surcharges
------------------------------------------------------------------------------------------------------------------------
All Other       All Other      (Notes 4         (Note 4)      Through       (Note 2)           (Note 1)         (Note 3)
Points of       Points of       and 5)                        9/30/04
Receipt         Delivery


NOTES:    (1)  The rates for service hereunder shall be Transporter's maximum rates for service under Rate Schedules TF-1 and HFS-1, if applicable, or other superseding Rate Schedules, as such rates may be changed from time to time.

          (2) Fuel usage and lost and unaccounted-for deductions shall be as stated on Transporter's Schedule of Surcharges and Fees in the Tariff, as they may be changed from time to time, unless otherwise agreed between the Parties.

                                  EXHIBIT "B"

NOTES:    (3)  Applicable Surcharges:

               All applicable surcharges, unless otherwise specified, shall be the maximum surcharge rate as stated in the Schedule of Surcharges and Fees in the Tariff, as such surcharges may be changed from time to time.

               Gas Quality Control:
                 The Gas Quality Control Surcharge shall be assessed pursuant to Article 20 of the General Terms and Conditions as set forth in the Tariff.

               GRI:
                 The GRI Surcharge shall be assessed pursuant to Article 18 of the General Terms and Conditions as set forth in the Tariff.

               Gas Supply Transition:
                 The Gas Supply Transition Surcharge shall be assessed pursuant to Article 21 of the General Terms and Conditions as set forth in the Tariff.

               ACA:
                 Transporter's applicable ACA Surcharge shall be added to all discounted rates except that in no event shall the discounted rate plus the ACA Surcharge exceed Transporter's maximum rate as stated in the Schedule of Rates in the Tariff.

          (4) The rates for service at secondary points shall be Transporter's maximum rates for service under Rate Schedules TF-1 unless otherwise agreed by the parties.

          (5) If Shipper releases any of its capacity (i.e., becomes a Releasing Shipper under Transporter's Capacity Release
               Program) and the Replacement Shipper is paying more than the Releasing Shipper, Transporter shall be entitled to the difference, if any, between the reservation charge(s), including all applicable surcharges, being paid by the Replacement Shipper, and the reservation charges, including all applicable surcharges, being paid by the Releasing Shipper.

     This Amendment shall be effective as of the dates set forth in Paragraphs 1 and 2 above, and except as herein amended the Agreement shall in all respects remain in full force and effect.

     IN WITNESS WHEREOF, the Parties have executed this Amendment.

                           COLORADO INTERSTATE GAS COMPANY
                                     (Transporter)

                           By  /s/ Donald J. Zinko              Approved
                                -------------------------    For Execution
                                   Donald J. Zinko           By [ILLEGIBLE]
                                   Senior Vice President       ------------
                                                               Legal Dept.


                           AMOCO ENERGY TRADING CORPORATION
                                     (Shipper)
Attest:
                           By  /s/ [ILLEGIBLE]
                               --------------------------
By _____________________       /s/ [ILLEGIBLE]
   Title:                      --------------------------
                                  (Print or type name)

                                  Vice President
                               --------------------------
                                  (Print or type title)


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